Exhibit 99.1

Monthly Operating Report

CASH BASIS

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

JUDGE:	MarkX Mullin

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION6

MONTHLY OPERATING REPORT

MONTH ENDING:	June	2020
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-I THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,

TO THE BEST OF M \ ' KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONS I
Chief RestructurinB_ Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Anthon}'. C. Schnur	7/31/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Kimberly Thomen	Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Kimberly Thomen	7/31/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

CASH RECEIPTS AND	Apr-20	May-20	Jun-20	MONTH
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$-	$-	$-	$-
RECEIPTS
2. CASH SALES
3. ACCOUNTS RECEIVABLE COLLECTIONS
4. LOANS AND ADVANCES
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME
7. WAGES
8. OTHER (ATTACH LIST)
9. TOTAL RECEIPTS	$-	$-	$-	$-
DISBURSEMENTS
10. NET PAYROLL
11. PAYROLL TAXES PAID
12. SALES,USE & OTHER TAXES PAID
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS
16. RENTAL & LEASE PAYMENTS
17. UTILITIES
18. INSURANCE
19. VEHICLE EXPENSES
20. TRAVEL
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE
23. SUPPLIES
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ATTACH LIST)
29. TOTAL ORDINARY DISBURSEMENTS	$-	$-	$-	$-
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES
31. U.S. TRUSTEE FEES
32. OTHER (ATTACH LIST)
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-	$-
34. TOTAL DISBURSEMENTS	$-	$-	$-	$-
35. NET CASH FLOW	$-	$-	$-	$-
36. CASH - END OF MONTH	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

CASH DISBURSEMENTS DETAIL	MONTH:	June

CASH DISBURSEMENTS
DATE	PAYEE	PURPOSE	AMOUNT

	TOTAL CASH DISBURSEMENTS		$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT

	TOTAL BANK ACCOUNT DISBURSEMENTS			$-

TOTAL DISBURSEMENTS FOR THE MONTH				$-

Monthly Operating Report

CASH BASIS-2

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

BANK RECONCILIATIONS
	Acct #1	Acct #2	Acct #3
A. BANK:
B. ACCOUNT NUMBER:				TOTAL
C. PURPOSE (TYPE):	DIP Acct
1. BALANCE PER BANK STATEMENT				$-
2. ADD: TOTAL DEPOSITS NOT CREDITED				$-
3. SUBTRACT: OUTSTANDING CHECKS				$-
4. OTHER RECONCILING ITEMS				$-
5. MONTH END BALANCE PER BOOKS	$-	$-	$-	$-
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS
	DATE OF	TYPE OF	PURCHASE	CURRENT
	PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH
12. CURRENCY ON HAND				$-

13. TOTAL CASH - END OF MONTH				$-

Monthly Operating Report

CASH BASIS-3

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

ASSETS OF THE ESTATE
SCHEDULE "A"	SCHEDULE	Apr-20	May-20	Jun-20
REAL PROPERTY	AMOUNT
1. Trade Recievables	$-	$1,600.00	$1,600.00	$1,600.00
2. Total Other Assets	$-	$574,491.00	$574,491.00	$574,491.00
3.	$-
4. OTHER (ATTACH LIST)	$-
5. TOTAL REAL PROPERTY ASSETS	$-	$576,091.00	$576,091.00	$576,091.00
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20 CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$576,092.00
36. TOTAL PERSONAL PROPERTY ASSETS	$576,092.00	$-	$-	$-
37. TOTAL ASSETS	$576,092.00	$576,091.00	$576,091.00	$576,091.00

Monthly Operating Report

CASH BASIS-4

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

			MONTH:	June
LIABILITIES OF THE ESTATE
PREPETITION	SCHEDULE
LIABILITIES	AMOUNT	PAYMENTS
1. SECURED	$-	$-
2. PRIORITY	$48,000.00	$-
3. UNSECURED	$784,038.51	$-
4. OTHER (ATTACH LIST)	$-	$-
5. TOTAL PREPETITION LIABILITIES	$832,038.51	$-

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. YE Investments	04/30/20	$6,458.33	05/31/20	$6,458.33
8. YE Investments	05/31/20	$13,347.22	06/30/20	$-
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29. (IF ADDITIONAL ATTACH LIST)
30. TOTAL OF LINES 7 - 29		$19,805.56		$6,458.33
31. TOTAL POSTPETITION LIABILITIES		$19,805.56		$6,458.33

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

			MONTH:	June
ACCOUNTS RECEIVABLE AGING
	SCHEDULE	Apr-20	May-20	Jun-20
AMOUNT
1. 0 - 30
2. 31 - 60
3. 61 - 90	$1,600.00	$1,600.00
4. 91 +	$1.00		$1,600.00	$1,600.00
5. TOTAL ACCOUNTS RECEIVABLE	$1,601.00	$1,600.00	$1,600.00	$1,600.00
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$1,601.00	$1,600.00	$1,600.00	$1,600.00

AGING OF POSTPETITION TAXES
AND PAYABLES	0 - 30	31-60	90+	Total
TAXES PAYABLE	DAYS	DAYS	DAYS
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE	$13,347.22	$-	$6,458.33	$19,805.56

STATUS OF POSTPETITION TAXES
	BEGINNING TAX	AMOUNT WITHHELD	AMOUNT	ENDING TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

MONTH:	June

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly Operating Report

CASH BASIS-6

2020

CASE NAME:	In re: Yuma Energy, Inc

CASE NUMBER:	Case No. 20-41455-11

MONTH:	June

QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Installment Payments
Type of Policy	Insurance Company and General Agent	Effective Date of Policy	Policy Term	Payment Amount	Payment Frequency
Hired N/O Auto	Berkley Regional Insurance Co	10/15/19	12 Months
Workmen's Comp	Berkley Regional Insurance Co	10/15/19	12 Months
Pollution	Great American Ins Co Of New York	10/15/19	12 Months
Protection & Indemnity	Great American Ins Co Of New York	10/15/19	12 Months
Maritime	Lloyd's London ‐ Certain Underwrite	10/15/19	12 Months
Property	Allianz Global Corporate & Specialty	10/15/19	12 Months
General Liability	Markel International Ins Co Limited	10/15/19	12 Months
Excess Liability	Markel International Ins Co Limited	10/15/19	12 Months
Control of Well	Markel International Ins Co Limited	10/15/19	12 Months
Package	Lloyd's London ‐ Certain Underwrite	10/15/19	12 Months
Fiduciary	Axis Insurance Co	10/15/19	12 Months
Crime	Axis Insurance Co	10/15/19	12 Months
Emp Pac Liability	Axis Insurance Co	10/15/19	12 Months
Total Under IPFS D&O	Federal Insurance Company & Chubb Specialty Insurance	12/15/19	12 Months	$60,814	Monthly
D&O	Ace American Insurance Company & Chubb Specialty Insurance	12/15/19	12 Months
Total Under AFCO				$20,759	Monthly

Balance Sheet ‐ Yuma Energy, Inc.

As of 6/30/2020

Assets			Liabilities and Equity
Cash and cash equivalents	$	‐	Current maturities‐bank debt	$-
Trade receivables		1,600	Notes payable‐ short term	-
Joint venture partner rec		‐	Current maturities‐other	1,735,252
Oil and gas revenue		‐	Current maturities debt	$1,735,252
Allowance ‐ trade A/R		‐
Officers and employees		‐	Accounts payable ‐ trade	$-
Other		‐	Accounts payable ‐ officer	1,070,554
Allowance ‐ other A/R		‐	JV Partner Advances	-
Prepaids		‐	Oil & gas distribution payable	-
Deferred charges and other		‐	Intercompany advances, net	(1,030,510)
Total Current Assets		$1,600	Accounts payable	$40,044

Property and Equipment			Other deferred credits	$-
Not subject to amortization		$-	Short term lease liability	-
Subject to amortization		-	Asset retirement obligations	-
Depletion		-	Accrued expenses and other	85,099
Net Oil and Gas Properties		$-	Total Current Liabilities	$1,860,395

Construction in progress		$-	Bank debt	$850,000
Other property and equipment		-	Total Long‐Term Debt	$850,000
Aksum DD&A other prop		-
Net Other Property		$-	Other Long‐Term Liabilities
			Asset retirement obligation	$-
Other Assets			Long term lease liability	-
Receivables from affiliate		$-	Deferred rent credit	-
Investment in subs & prtnshp		574,491	Restricted stock units	-
Deposits		-	Other	-
Operating right‐of‐use leases		-	Total Other Long‐Term Liabilities	$-
Public offering costs		-
Other assets		-	Total Liabilities	$2,710,395
Total Other Assets		$574,491
			Equity
Total Assets		$576,091	Common stock	$1,552
			Preferred stock	2,188
			Capital in excess of par	3,255,234

			Distributions	$-
			Retained earnings	(4,911,007)
			Current period income(loss)	(41,228)
			Preferred stock accretion	-
			Retained earnings	$(4,952,235)

			Treasury stock, at cost	$(441,044)
			Total Equity	$(2,134,304)

			Total Liabilities and Equity	$576,091